UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 26, 2006

                                 VALCOM, INC.
            (Exact name of registrant as specified in its charter)


	  Delaware		  000-28416			58-1700840
      (State or other	       (Commission File		      (IRS Employer
      jurisdiction of		   Number)		    Identification No.)
       incorporation)

                 920 S. COMMERCE STREET, LAS VEGAS, NV  89106
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (702) 385-9000

                                  Copies to:
                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                           New York, New York 10018
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (c) On April 26, 2006, our Board of Directors appointed Raymond Campbell and Thomas Sims as our Chief Financial Officer and Chief Operating Officer, respectively. There are no understandings or arrangements between Messrs. Campbell and Sims and either Messrs. Campbell or Sims any other person pursuant to which Messrs. Campbell or Sims was selected as an executive officer. Messrs. Campbell and Sims do not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer.

          From 1997 to present, Mr. Campbell served as President for Camco Operations, Inc. specializing in management and accounting services. Mr. Campbell received his BBA degree in Accounting from Lamar University in Beaumont, Texas in 1971 and is a Certified Public Accountant and has been involved in Accounting/Financial Reporting for corporations for the last 25 years.

           From February 2004 to present, Mr. Sims served as President of TMS Financial Services and from November 1999 to February 2004, he was with Super Nova Financial Services. Mr. Sims has 25 years of experience working as an investment banker for such companies as AG Edwards and Dean Witter, and as an agent for the entertainment industry. Sims also worked trading gold, oil, and bonds on the New York Mercantile Exchange and the Chicago Board and Trade. Mr. Sims has a vast knowledge of the investment banking and financial industry and will be a valued addition to ValCom, Inc. Mr. Sims received a BS from Texas A&M University in 1969.


     (d) On April 18, 2006, our Board of Directors appointed Ian Adlington to the Board of Director of the Company. There are no understandings or arrangements between Mr. Adlington and any other person pursuant to which Mr. Adlington was selected as a director. Mr. Adlington presently does not serve on any committee of our Board of Directors. Mr. Adlington may be appointed to serve as a member of a committee although there are no current plans to appoint him to a committee as of the date hereof. Mr. Adlington does not have any family relationship with any director, executive officer or person nominated or chosen by us to become an officer or director.

          From 1998 to the present, Mr. Adlington has served as the founder and Chief Executive Officer of Newport Capital Group, a venture capital company which provides Bio Science advice. He is a Member of the Institute of Management Services, the British Institute of Management and the Institute of Bankers as well as a Fellow at the Institute of Directors. In 1979, Mr. Adlington received his B.A. with honors in Math and Economics from the University of Keele. In addition, he received his M.A. in Economics from the University of Keele in 1980. Mr. Adlington also received his M.B.A. from Open Business School and Plymouth School in 1993 as well as a PhD from the Plymouth Business School and his D.B.A. from the Chartered Institute of Marketing in 1997. Currently Mr. Adlington serves of the Board of Directors of over twenty domestic and international companies.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

   (a)    Exhibits.

          None.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VALCOM, INC.


Date: May 3, 2006                       By: /s/Vince Vellardita
					----------------------------
					Name: Vince Vellardita
					Title: Chief Executive Officer